REVENUE	3 Months Ended
Mar. 31, 2021
Revenue from Contract with Customer [Abstract]
REVENUE	REVENUE
The following table summarizes revenues for the three months ended March 31, 2021 and 2020:

	Three Months Ended March 31,
	2021	2020
	(in millions)
Agriculture	$3,038	$2,244
Construction	656	422
Commercial and Specialty Vehicles	2,805	2,021
Powertrain	1,234	753
Eliminations and Other	(690)	(447)
Total Industrial Activities	$7,043	$4,993
Financial Services	448	489
Eliminations and Other	(18)	(21)
Total Revenues	$7,473	$5,461
The following table disaggregates revenues by major source for the three months ended March 31, 2021 and 2020:

	Three Months Ended March 31,
	2021	2020
	(in millions)
Revenues from:
Sales of goods	$6,793	$4,755
Rendering of services and other revenues	169	156
Rents on assets sold with a buy-back commitment	81	82
Revenues from sales of goods and services	7,043	4,993
Finance and interest income	242	273
Rents and other income on operating lease	188	195
Finance, interest and other income	430	468
Total Revenues	$7,473	$5,461

Contract liabilities recorded in Other liabilities were $1,332 million and $1,381 million at March 31, 2021 and December 31, 2020, respectively. Contract liabilities primarily relate to extended warranties/maintenance and repair contracts, and transactions for the sale of vehicles with a buy-back commitment. During the three months ended March 31, 2021 and 2020, revenues included $151 million and $145 million, respectively, relating to contract liabilities outstanding at the beginning of each period.
At March 31, 2021, the aggregate amount of the transaction price allocated to remaining performance obligations was approximately $2.3 billion ($2.2 billion as of December 31, 2020). The Company expects to recognize revenue on approximately 32% and 78% of the remaining performance obligations over the next 12 and 36 months, respectively (approximately 32% and 77% as of December 31, 2020), with the remaining recognized thereafter.